Exhibit 99.3

Transaction FAQ

1.	What was announced?

●	We announced that Priority Technology Holdings has entered into a definitive agreement with an Investor Group led by Priority Chairman and CEO Thomas Priore to take the company private.

●	The Investor Group will acquire all outstanding shares of Priority’s common stock that it does not already own for $8.05 in cash.

●	The transaction was unanimously recommended by a special committee of independent and disinterested directors of Priority (the “Special Committee”).

●	The Board of Directors approved the transaction upon the unanimous recommendation of the Special Committee.

2.	What are the terms of the transaction?

●	The Investor Group will acquire all outstanding shares of Priority’s common stock that it does not already own for $8.05 per share in cash.

●	The transaction represents a:

■	65% premium to the PRTH closing stock price on November 7, 2025, the last trading day prior to official receipt and confirmation of the take-private proposal,

■	38% premium to the Company’s share price on September 18, 2026, the last trading day prior to the announcement of the definitive agreement, and

■	2% premium to the Company’s 52-week high share price of $7.91 on October 9, 2025.

●	The transaction is being financed, in part, by equity commitments from funds advised by Searchlight Capital Partners, L.P., and is not subject to any financing conditions.

●	More details about the agreement will be available in Priority’s filings with the U.S. Securities and Exchange Commission (“SEC”) in connection with the transaction.

3.	What are the benefits of this transaction?

●	We believe the transaction provides compelling and certain value to Priority’s unaffiliated stockholders, and that this is the best path for the unaffiliated stockholders to realize significant value from their investment in the Company.

4.	Did the Board run a thorough process? What drove the timing?

●	The Special Committee was established by the Company’s Board of Directors to evaluate the Investor Group’s Initial Proposal.

●	Following a rigorous valuation analysis and comprehensive review of the Initial Proposal, the Special Committee engaged in extensive negotiations with the Investor Group, including with Mr. Priore, who had informed the Special Committee that he does not intend to sell his stake in the Company to any third party, as disclosed in the Schedule 13D filed in December 2025.

●	The negotiations resulted in improved transaction terms, including a more than 30% improvement in price, for the benefit of Priority’s unaffiliated stockholders.

5.	What happens next?

●	The transaction is subject to customary closing conditions and approval at a special meeting of the Company’s stockholders by the holders of a majority of Priority’s common stock that are not affiliated with the Investor Group.

●	Priority plans to file additional materials with the SEC in connection with the solicitation of proxies from stockholders to vote in favor of the adoption of the Agreement.

●	Upon completion of the transaction, the Company’s common stock will no longer be listed on the Nasdaq Global Select Market. Until all closing conditions of the transaction are satisfied, including approval by our unaffiliated shareholders, Priority remains a publicly traded company and will continue to operate as such.

6.	What will the organizational structure of the company look like as a private company?

●	Priority’s current management team, including Thomas Priore, intend to continue to lead Priority.

7.	What does this transaction mean for Priority customers?

●	It is business as usual at Priority, and there are no changes to Priority’s relationships or how it supports its customers.

●	The Priority team remains focused on delivering the same high quality of service and partnership to its customers.

8.	What does this transaction mean for Priority’s business partners?

●	This announcement does not change Priority’s existing partnerships, contracts or day-to-day points of contact.

●	We remain committed to working closely with our reseller, distribution, software, financial institution and other business partners to continue supporting and delivering innovative payments and embedded finance solutions to our customers.

9.	What does this mean for employees?

●	It remains business as usual. There are no changes to our day-to-day operations.

●	We will remain focused on achieving our vision for Connected Commerce.

10.	Will any titles, compensation, benefits, job responsibilities or reporting structures change?

●	No. There are no changes to roles, compensation, benefits, or the way we work.

11.	How will equity, including employee RSUs and PSUs, be treated upon closing?

●	Upon closing, each share of common stock will be converted to $8.05 in cash.

●	Granted but unvested RSUs and PSUs will fully vest at closing with PSUs vesting at their target level performance thresholds.

●	Vested stock options with an exercise price lower than $8.05 will be paid out in cash for the difference between the two amounts, subject to applicable withholding taxes.

12.	Will employees who own Priority stock be able to vote on the transaction?

●	Yes. Employees who own Priority common stock will have the same voting rights as all other Priority stockholders.

●	Priority plans to file materials with the SEC that will include important information, including instructions for voting.

13.	When will the transaction be complete?

●	We expect the transaction will be completed in the first half of 2027, subject to customary closing conditions, including approval by the holders of a majority of Priority’s common stock that are not affiliated with the Investor Group.

14.	What does it mean to be a private company?

●	Upon completion of the transaction, the Company’s common stock will no longer be listed or traded on the Nasdaq Global Select Market, and we will cease to be an SEC reporting company.

●	The change in ownership will not change our fundamental business or our day-to-day operations.

●	We will remain focused on achieving our vision for Connected Commerce.

15.	Where can I find out more information?

●	More information about the transaction can be found in Priority’s press release issued September 21, 2026, and in the Company’s SEC filings.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “intend,” “plan” and “will” or, in each case, their negative, or other variations or comparable terminology. These forward-looking statements involve risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to differ materially from those expressed or implied by such statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: (i) the risk that the merger may not be completed in a timely manner or at all, including the risk that the merger may not be completed by the outside date; (ii) the failure to obtain the required approval of Priority’s stockholders; (iii) the failure to satisfy the other closing conditions to the merger, including the receipt of required regulatory approvals related to state money transmitter licenses or the implementation of alternative compliance arrangements; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (v) potential litigation relating to the merger, including the effects of any outcomes related thereto; (vi) the effect of the announcement or pendency of the merger on Priority’s business relationships, results of operations and business generally, including the ability to retain key employees; (vii) risks that the proposed merger may disrupt current plans and operations; (viii) the amount of the costs, fees, expenses and charges related to the merger; (ix) the risk that the price of Priority’s common stock may decline significantly if the merger is not completed; and (x) the risks and uncertainties described in Priority’s filings with the SEC, including Priority’s most recent Annual Report on Form 10-K.

We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our SEC filings, including our most recent Annual Report on Form 10-K filed with the SEC on March 10, 2026. These filings are available online at www.sec.gov or www.prioritycommerce.com.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update any forward-looking statements, except as required by applicable law. We qualify all of our forward-looking statements by these cautionary statements.

Important Additional Information and Where to Find It

In connection with the Agreement, the Company plans to file a proxy statement and certain other documents with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE AGREEMENT. Stockholders will be able to obtain, free of charge, copies of the proxy statement and other documents that are filed by the Company when filed with the SEC in connection with the Agreement at the SEC’s website (http://www.sec.gov) and at the Company’s website at https://ir.prioritycommerce.com/.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of any such participants, and their respective direct and indirect interests in the Agreement, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the Agreement. You may obtain free copies of these documents using the sources indicated above.

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